UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS (State or other jurisdiction of incorporation)	0-17196 (Commission File Number)	48-0531200 (IRS Employer Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Item 7.  Exhibits

99.1	Press Release dated August 6, 2003, furnished solely for the purpose of incorporation by reference into Items 9 and 12 herein.

Item 9.  Regulation FD Disclosure.

           Attached as Exhibit 99.1 is a press release which was issued on August 6, 2003 by MGP Ingredients, Inc. (the “Company”), announcing fourth quarter operating results for fiscal year 2003. Exhibit 99.1 is furnished pursuant to Item 9, Regulation FD and Item 12, Disclosure of Results of Operation and Financial Condition.

           An investors conference call will take place at 10:00 a.m. central standard time on Thursday, August 7, 2003. The Company’s senior management will discuss the Company’s fourth quarter and annual results and certain forward looking information during the conference call. Interested persons may listen to the conference call via telephone by dialing (888) 417-2310 before 9:55 a.m., or access it on the Internet at www.mgpingredients.com.

Item 12.  Results of Operations and Financial Condition.

           On August 6, 2003 the Company announced financial results for the fourth quarter and fiscal year ended June 30, 2003. The press release dated August 6, 2003 is furnished pursuant to Item 9, Regulation FD and Item 12, Disclosure of Results of Operation and Financial Condition.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.
Date: August 6, 2003	By: /s/ Laidacker M. Seaberg Laidacker M. Seaberg President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated August 6, 2003, filed solely for the purpose of incorporation by reference into Items 9 and 12 herein.